Long-term royalty payable	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Long-term royalty payable
16. Long-term royalty payable:

	December 31,
	2022	2021
Balance, beginning of year	$9,947	$16,042
Accretion expense	791	1,356
Repayment	(5,200)	(7,451)
Balance, end of year	5,538	9,947
Less: current portion	1,162	5,200
Long-term portion	$4,376	$4,747

On January 11, 2016, the Company entered into a financing agreement with Cartesian to support the Company's global growth initiatives. The financing agreement immediately provided $17,500 in cash (the “Tranche 1 Financing”). In consideration for the funds provided to the Company, Cartesian is entitled to royalty payments based on the greater of (i) a percentage of amounts received by the Company on select HPDI systems and CWI joint venture income through 2025 and (ii) stated fixed amounts per annum (subject to adjustment for asset sales). The carrying value is being accreted to the expected redemption value using the effective interest method, which is approximately 23% per annum. Pursuant to the sale of CWI, amounts due to Cartesian are solely secured by an interest in the Company's HPDI 2.0TM fuel systems intellectual property.

In January 2017, the Company and Cartesian signed a Consent Agreement, which allows the Company to sell certain assets in exchange for prepayment of the Cartesian royalty. Cartesian is paid 15% of the net proceeds from these asset sales to a maximum of $15,000 with these payments being allocated on a non-discounted basis to future years' minimum payments.

As of December 31, 2022, total royalty payments to Cartesian as a result of the Consent Agreement were $11,912 (December 31, 2021 - $11,912).
16. Long-term royalty payable (continued):

The estimated repayments including interest are as follows, for the years ending December 31:

2023	$1,162
2024	1,637
2025	2,270
2026	2,851
$7,920